GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund (the “Fund”)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 31, 2013

The date of this Supplement is October 28, 2013

The Fund’s Board of Trustees has approved revisions to the Investment Sub-Advisory Agreement with the Fund’s sub-advisor, Credit Suisse Asset Management, LLC (“CSAM”), to change the structure of the sub-advisory fee paid by the Fund’s investment advisor, Genworth Financial Wealth Management, Inc. (“GFWM”), to CSAM.  Shareholder fees and expenses will not be affected by the changes to the sub-advisory fee paid by GFWM to CSAM.

To reflect the changes described above, the third paragraph in the “Management of the Fund-Investment Advisor and Sub-Advisor” section on page 18 of the SAI is hereby deleted and replaced with the following:

GFWM serves as investment advisor to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”).  GFWM has served as the investment adviser to the Fund since the Fund’s inception in 2004.  Fund shareholders approved the current Investment Advisory Agreement between GFAM Funds and GFWM on January 30, 2006. GFWM, in turn, has entered into an investment sub-advisory agreement (“Sub-Advisory Agreement”) with CSAM to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies.  GFWM bears all expenses in connection with the performance of its services under the applicable Investment Advisory Agreement or Sub-Advisory Agreement. The Fund pays GFWM a fee for services provided under the Investment Advisory Agreement that is computed daily and paid monthly at the annual rate equal to 1.20%, net of waiver, of the average daily net assets of the Fund. From this amount, GFWM pays CSAM a fee for services provided under the Sub-Advisory Agreement that is likewise computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund, subject to a minimum annual fee of $150,000.  GFWM is obligated to pay CSAM regardless of whether the advisory fee that GFWM receives from the Fund is sufficient to cover the sub-advisory fee due.  GFWM and/or CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE